UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2007
SCHERING—PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year
The Board of Directors of Schering-Plough Corporation adopted Amended and Restated Certificate of Incorporation, effective July 10, 2007. The purpose of the amendments, which do not require shareholder approval, was to reflect the expiration of its existing shareholders’ rights plan, often known as a “poison pill” provision.
In addition to ending the existing “poison pill” provision, the Board of Directors also amended the Corporate Governance Guidelines to provide that no new shareholder rights plan will be adopted in the future unless the plan is submitted to shareholders for approval within 12 months after its adoption.
The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1. The Amended and Restated Certificate of Incorporation and Corporate Governance Guidelines are available on Schering-Plough’s website at www.schering-plough.com.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

EXHIBIT NO.	DESCRIPTIONS
3.1	Amended and Restated Certificate of Incorporation, effective July 10, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation
By:	/s/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary Vice-President — Corporate Governance and Associate General Counsel

Date: July 10, 2007